UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2024
Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Gessner, Suite 500
Houston, Texas 77024
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (713) 647-5700
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GPI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01     Entry into a Material Definitive Agreement.
Effective April 30, 2024 (the “Closing Date”), Group 1 Automotive, Inc. (the “Company”) and certain subsidiaries of the Company entered into an amendment (together with certain commitment increase agreements entered into in connection therewith, collectively, the “Increase Documents”) to the Company’s existing twelfth amended and restated revolving credit agreement (the “Credit Agreement” and the revolving credit facility established thereby, the “Credit Facility”), which Increase Documents increased the total commitments under the Credit Facility by $500.0 million and allow for future increases of up to an additional $500.0 million, for an aggregate maximum borrowing amount of $2.5 billion as of the Closing Date and a total Credit Facility size of up to $3.0 billion. The description of the Credit Facility set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Credit Facility, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of             a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 7.01     Regulation FD Disclosure.
On April 30, 2024 the Company issued a press release announcing that it had completed a $500.0 million increase to its revolving syndicated credit facility.
The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1+	Third Amendment to Twelfth Amended and Restated Revolving Credit Agreement dated effective as of April 30, 2024.
99.1	Press release of Group 1 Automotive, Inc., dated as of April 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Exhibit omitted certain immaterial schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

Date:	May 1, 2024	By:	/s/ Gillian A. Hobson
Name: Gillian A. Hobson
Title: Senior Vice President